Supplement to the

Fund	Class A	Class T	Class B	Class C	Institutional Class
Fidelity Advisor® Floating Rate High Income Fund	FFRAX	FFRTX	FFRBX	FFRCX	FFRIX
Fidelity Advisor High Income Fund	FHIAX	FHITX	FHCBX	FHNCX	FHNIX
Fidelity Advisor High Income Advantage Fund	FAHDX	FAHYX	FAHBX	FAHEX	FAHCX
Fidelity Advisor Value Fund	FAVFX	FTVFX	FBVFX	FCVFX	FVIFX

Funds of Advisor Series I

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2010

Effective immediately, the general research services agreement with Fidelity Research & Analysis Company has been terminated on behalf of the fund.

Effective January 3, 2011, Katherine Buck co-manages Fidelity Advisor Value Fund. The following information supplements similar information found in the "Management Contracts" section beginning on page 40.

The following table provides information relating to other accounts managed by Ms. Buck as of January 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 775	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 775	none	none

* Includes assets of Fidelity Advisor Value Fund managed by Ms. Buck ($7 (in millions) assets managed with performance-based advisory fees).

As of January 31, 2010, the dollar range of shares of Fidelity Advisor Value Fund beneficially owned by Ms. Buck was none.

ACOM10B-11-02 March 4, 2011
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